                                                                    EXHIBIT 99.2


                                 WAIVER NO. 3


     WAIVER NO. 3 (this "Waiver No. 3") dated as of May 28, 1999, under the $1,000,000,000 Credit Agreement dated as of April 29, 1998 (as heretofore amended, the "Credit Agreement") among VENCOR OPERATING, INC., VENCOR, INC. (formerly named Vencor Healthcare, Inc.), the LENDERS, SWINGLINE BANK AND LC ISSUING BANKS party thereto, the SENIOR MANAGING AGENTS, MANAGING AGENTS AND CO-AGENTS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent and Collateral Agent, and NATIONSBANK, N.A., as Administrative Agent.

                             W I T N E S S E T H:

     WHEREAS, Vencor has advised the Lender Parties that due to its recent results of operations and current financial condition it needs an extension of certain waivers under the Credit Agreement granted in (a) the Waiver dated January 29, 1999 by the Lenders party thereto (hereinafter "Waiver No. 1") and
(b) the Waiver dated as of March 31, 1999 by the Lenders party thereto (hereinafter "Waiver No. 2" and together with Waiver No. 1, the "Prior Waivers"), as well as certain additional waivers and amendments, and, subject to the terms and conditions hereof, the Lenders party hereto are willing to extend such waivers under the Credit Agreement, grant such additional waivers and make such amendments, all under the terms more fully set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. As used herein, the following additional terms have the following meanings:

     "Disclosure Materials" means (a) the March 10 Meeting Materials, (b) the May 20 Meeting Materials, (c) Vencor's Annual Report on Form 10-K for 1998 (the "1998 10-K") and (d) Vencor's Quarterly Report on Form 10-Q for the first quarter of 1999 (the "1st Quarter 10-Q").

     "Freeze Period" means any period during which:

     (a) any Vencor Company has failed to pay any rent or other sum payable to a Ventas Company under any Master Lease Agreement when the same became due and payable and any Ventas Company has given any Vencor Company a notice pursuant to Section 16.1(b) of such Master Lease Agreement demanding payment thereof, and by 11:30 A.M. on the fifth day after such notice none of the following circumstances exists: (i) such rent or other sum has been paid in full, (ii) a stay of any termination or notice of termination of such Master Lease Agreement is in effect by order of a court or arbitral authority or (iii) the relevant Ventas Company has agreed in writing to withdraw its demand for payment or to a standstill, tolling or other suspension of its rights to give a notice of termination of such Master Lease Agreement, provided that if a Freeze
                                                      --------
Period does not exist on account of either clause (ii) or (iii), a Freeze Period shall nonetheless subsequently and immediately exist if (A) any such stay expires or is withdrawn or (B) any such withdrawal, standstill or other suspension by its terms ceases to be in effect or otherwise terminates, as the case may be; or

     (b) any Ventas Company has given a notice to any Vencor Company pursuant to the penultimate sentence of Section 16.1 of any Master Lease Agreement terminating such Master Lease Agreement, for so long as none of the following circumstances exists: (i) each event of default under such Master Lease Agreement upon the basis of which such notice was given has been cured and the relevant Ventas Company has confirmed in writing that such notice is no longer effective and that such Master Lease Agreement will not be terminated on account of such notice, (ii) a stay of any termination of such Master Lease Agreement is in effect by order of a court or arbitral authority or (iii) the relevant Ventas Company has agreed in writing to withdraw such notice or to a standstill, tolling or other suspension of the period of time fixed in such notice, provided
                                                                        --------
that if a Freeze Period does not exist on account of either clause (ii) or
(iii), a Freeze Period shall nonetheless subsequently and immediately exist if
(A) any such stay expires or is withdrawn or (B) any such withdrawal, standstill, tolling or other suspension by its terms ceases to be in effect or otherwise terminates; or

     (c) the obligor of any Medicaid Receivable, Medicare Receivable or VA Receivable (or any agent thereof) collects a payment of any PPS Overpayment Amount by exercising a right of set-off or recoupment (or any similar right) against its obligations on account of any such Receivable or, on account of any demand by such an obligor or agent for payment by a date certain of any PPS Overpayment Amount (after giving effect to any negotiations with such obligor or agent prior to such date certain), any Vencor Company pays or will be, on the day following any date of determination, obligated to pay any PPS Overpayment Amount, and the cumulative amount of all PPS Overpayment Amounts so collected by exercise of the right of set-off, recoupment or similar right from or paid by the Vencor Companies, in the aggregate, or that the Vencor Companies, in the aggregate, are obligated to pay during the period from March 10, 1999 to the date of determination (without duplication but including in all cases any amounts paid or payable pursuant to the April 21, 1999 letter from Mutual of Omaha Insurance Company (the "MOIC Letter")) exceeds $10,000,000; or

     (d) the trustee under the 1998 Subordinated Note Indenture or Persons purporting to constitute the holders of at least 25% of the outstanding 1998 Subordinated Notes give notice accelerating the maturity of the 1998 Subordinated Notes or such trustee or Persons purporting to be the holders of 10% or more of the principal amount of the 1998 Subordinated Notes commence legal proceedings to collect any unpaid amount of principal of or interest on the 1998 Subordinated Notes and in any such case the Required Basic Lenders determine (which they may do in their sole and absolute discretion) that a Freeze Period is to exist, provided that any such determination may be
                           --------
successively rescinded or re-instated by a subsequent determination of the Required Basic Lenders (who need not be the same Basic Lenders and who may do so in their sole and absolute discretion).

     "Lease Accounting Issue" means the circumstance that, in the absence of an amendment to the Master Lease Agreements of the nature described in the last sentence of Section 2(a), under generally accepted accounting principles, the Master Lease Agreements should have been treated as capital leases in the preparation of Vencor's financial statements as a consequence of the provisions in Section 16.4 thereof.

     "March 10 Meeting Materials" means the written materials prepared by or on behalf of Vencor and distributed to the Persons attending the lender meeting held by Vencor on March 10, 1999 at such meeting.

     "May 20 Meeting Materials" means the written materials prepared by or on behalf of Vencor and distributed to the Persons attending the lender meeting held by Vencor on May 20, 1999 at such meeting.

     "PPS Overpayment Amount" means any amount that constitutes a liability of a Vencor Company to a federal or state governmental authority on account of hospital and skilled nursing facility PIP overpayments made to it, as described in the March 10 Meeting Materials (but including amounts accrued after December 31, 1998).

     Section 2. Certain Waivers. (a) The Lenders hereby waive (including for purposes of Section 9.02 of the Credit Agreement but, in the case of clauses
(iv) and (v), subject to Section 9) any Default that:

     (i) may have occurred or occurs as a result of Vencor failing to be in compliance with the provisions of Article 6 of the Credit Agreement;

     (ii) occurs as a result of any Vencor Company failing to pay any rent or other sum payable to any Ventas Company under or pursuant to the terms of any Master Lease Agreement when the same becomes due and payable;

     (iii) occurs as a result of the Borrower's failure to make the interest payment on the 1998 Subordinated Notes due on May 1, 1999 (including by way of an Event of Default described in clause (h) of Section 9.03 of the Credit Agreement, but not including an Event of Default arising under clause (p) of
Section 9.02 of the Credit Agreement on account of the Facility B Loans having been declared immediately due and payable, even if such acceleration is based solely or in part on such failure to pay);

     (iv) may have occurred as a result of the Borrower at any time prior to the date hereof having made or been deemed to have made the representation and warranty set forth in Section 4.05(d) of the Credit Agreement without qualification by reference to the circumstances described in any of the Disclosure Materials and the Lease Accounting Issue;

     (v) may have occurred as a result of the Borrower at any time prior to the date hereof having made or been deemed to have made the representations and warranties set forth in Sections 4.05(b), 4.05(c), 4.06, 4.09 and 4.14 and such representations and warranties, in light of the circumstances described in any of the Disclosure Materials or the Lease Accounting Issue, having been incorrect in material respects when made or deemed made; and

     (vi) occurs by reason of Vencor failing timely to deliver any financial statements or related certificates pursuant to Section 5.01 of the Credit Agreement.

     The Lenders also agree that any amendment of any Master Lease Agreement to delete Section 16.4 thereof would not constitute a violation of Section 7.11(b) of the Credit Agreement.

     (b) The foregoing waivers shall be effective solely during the period ending 5:00 P.M. (Eastern time) on July 30, 1999 (the "Waiver Period").

     Section 3. Revolving Credit Facility. (a) The Revolving Credit Commitments were permanently ratably reduced to an aggregate amount of $125,000,000 pursuant to Waiver No. 2. The Revolving Credit Commitments are hereby further permanently ratably reduced to an aggregate amount of $80,000,000.

     (b) The maximum Aggregate LC Exposure set forth in Section 2.07(b)(i) of the Credit Agreement was permanently reduced to $30,000,000 pursuant to Waiver No. 2. In addition to the limit on expiry dates set forth in Section 2.07(c) of the Credit Agreement, no Letter of Credit issued or extended during the Waiver Period shal l have an expiry date when issued or so extended later than one year from the date of issuance or the expiry date in effect immediately prior to such extension, as the case may be.

     (c) The requirements of clause (d) of Section 3.02 of the Credit Agreement are hereby waived during the Waiver Period to the limited extent that
(i) the representation and warranty set forth in Section 4.05(d) is not true solely on account of the circumstances described in any of the Disclosure Materials or the Lease Accounting Issue or (ii) the representations and warranties set forth in Sections 4.05(b), 4.05(c), 4.06, 4.09 and 4.14, in light of the circumstances described in any of the Disclosure Materials or the Lease Accounting Issue, are incorrect in material respects, and any representation or warranty made or deemed made by the Borrower on or after the date hereof during the Waiver Period pursuant to Section 3.02 of the Credit Agreement shall be deemed qualified to such extent.

     Section 4. Borrowings. (a) The Borrower agrees that during the period from the date hereof until 5:30 P.M. (New York City time) on July 30, 1999, it will not give any Notice of Borrowing for Swingline Loans or Revolving Credit Loans in an amount in excess of its actual cash needs in the ordinary course of business (net of other sources of funds available or expected to be available to it, including previous Borrowings) during the three-day period beginning with the related date of Borrowing, for amounts it actually intends to pay and determined consistent with the Borrower's historical cash management practices (it being agreed that such practices may need to take into account any changes in funds availability made by the Vencor Companies' cash management banks as a result of Vencor's current financial condition), as certified in reasonable detail (including a breakdown by category of the expenses or other amounts to be paid during such periods) by the Borrower's Chief Financial Officer or Treasurer in a certificate accompanying such Notice of Borrowing, provided that:

         (i) if the amount so determined is less than $1,000,000, such Borrowing may be in the amount of $1,000,000;

         (ii) the Borrower will not make any Borrowing for the purpose of making payment of any rent or other sum payable to any Ventas Company under a Master Lease Agreement except on the date a Vencor Company is actually going to make such payment (as certified by the Borrower's Chief Financial Officer or Treasurer in the certificate accompanying the related Notice of Borrowing), and the requirement to make any such payment shall be disregarded when determining the Borrower's actual cash needs on any day prior to such day;

        (ii) the maximum amount of Swingline Borrowings and Revolving Credit Borrowings and Aggregate LC Exposure that may be outstanding during the Waiver Period may not exceed $55,000,000 (determined without including the Aggregate LC Exposure on account of Letters of Credit outstanding on the date of Waiver No. 1 (and any extensions or concurrent replacements thereof that do not increase the amount thereof)); and

        (iv) during any Freeze Period, the Borrower will not give any Notice of Borrowing or request the issuance of any Additional Letter of Credit other than for purposes of extending or concurrently replacing, without any increase in the amount thereof, any Letter of Credit that was outstanding on the date of Waiver No. 1 (or any previous extension or concurrent replacement thereof), and during any Freeze Period neither the Revolving Credit Lenders nor the Swingline Bank nor any LC Issuing Bank shall have any obligation to fund any Borrowing or issue any Additional Letter of Credit (other than as so qualified) (whether or not the related Notice of Borrowing or notice of issuance was given before or during such Freeze Period), provided that the foregoing does not affect the rights of the
              --------
     Swingline Bank and the obligations of the Revolving Credit Lenders under
     Section 2.08(i) of the Credit Agreement.

     (b)   The Borrower further agrees that:

        (i) all Borrowings made pursuant to this Section 4 shall be made and remain outstanding solely as Base Rate Borrowings;

        (ii) any Notice of Borrowing for a Borrowing of Revolving Credit Loans during the Waiver Period shall be given not later than Noon (Eastern time) on the date of such Borrowing and any Notice of Swingline Borrowing during the Wavier Period shall be given not later than 1:00 P.M. (Eastern time) on the date of the related Swingline Borrowing;

        (iii) during the Waiver Period and at any time thereafter when any Default has occurred and is continuing, the Applicable Margin, LC Fee Rate and Commitment Fee Rate shall always be determined as if Level IX were applicable, regardless of the actual Leverage Ratio;

        (iv) during the Waiver Period and at any time thereafter when any Default has occurred and is continuing, interest on all Base Rate Loans shall be payable on the 22nd day of each month rather than quarterly and letter of credit fees payable pursuant to Section 2.07(h) of the Credit Agreement and commitment fees payable pursuant to Section 2.09 of the Credit Agreement shall be payable on the 22nd day of each month instead of quarterly (and on each other date specified in the applicable section); and

        (v) during the Waiver Period and at any time thereafter when any Default has occurred and is continuing, the Borrower may not elect any Interest Period for a Fixed Rate Loan pursuant to Section 2.06 other than one month or 30 days, as the case may be.

     (c) The provisions of Section 4(a) (and for purposes thereof, of any defined term used therein) may not be amended, waived, supplemented or modified in any respect without the written consent of Lenders having outstanding Revolving Credit Exposures and/or outstanding Facility A Loans in an aggregate amount (excluding accrued interest) equal to at least 75% of the sum of (x) the aggregate amount of the Revolving Credit Exposures at such time and (y) the aggregate outstanding principal amount of Facility A Loans at such time.

     Section 5. Additional Covenants. Each of Vencor and the Borrower agrees that, so long as any Lender has any Credit Exposure under the Credit Agreement or any interest or fee accrued thereunder remains unpaid:

     (a)  Vencor will deliver the following information to the Administrative
Agent:

        (i) notice by facsimile immediately, and in any event on the same day, if any Vencor Company either pays or fails to pay any rent or other amount payable to any Ventas Company under any Master Lease Agreement when due (without regard for any grace period);

        (ii) notice by facsimile immediately, and in any event on the same day, if the Borrower either makes or fails to make any payment of principal of or interest on the 1998 Subordinated Notes when due (without regard for any grace period);

        (iii) notice by facsimile promptly, and in any event on the same day, of receipt from any Ventas Company of (1) a notice pursuant to Section 16.1(b) of any Master Lease Agreement demanding payment of any rent or other sum payable under such Master Lease Agreement that was not paid when due, or
     (2) a notice pursuant to the penultimate sentence of Section 16.1 of any Master Lease Agreement terminating such Master Lease Agreement, in each case together with a copy of such notice;

        (iv) notice by facsimile promptly, and in any event on the same day, of receipt from the trustee under the 1998 Subordinated Note Indenture or Persons purporting to constitute the holders of at least 25% of the outstanding 1998 Subordinated Notes of notice accelerating the maturity of the 1998 Subordinated Notes, together with a copy of such notice, or of knowledge that such trustee or Persons purpor ting to be the holders of 10% or more of the principal amount of the 1998 Notes have commenced legal proceedings to collect any unpaid amount of principal of or interest on the 1998 Subordinated Notes;

        (v)   notice by facsimile promptly, and in any event on the same day, of
     (1) receiving notice or otherwise becoming aware that the obligor of any Medicaid Receivable, Medicare Receivable or VA Receivable (or any agent thereof) has collected a payment of any PPS Overpayment Amount by exercising a right of set-off or recoupment (or any similar right) against its obligations on account of such Receivable, (2) receipt of a demand by such an obligor or agent for payment by a date certain of any PPS Overpayment Amount or (3) making of a payment pursuant to the MOIC Letter, specifying the amount of such payment so collected or made or amount demanded and the cumulative amount (without duplication) of all such payments made by, or so demanded or so collected from, the Vencor Companies, in the aggregate, during the period from March 10, 1999 to the date of such notice and, in any event, of determining that a Freeze Period exists pursuant to clause (c) of the definition thereof;

        (vi) by facsimile no later than 5:00 P.M. (Eastern time) on each Tuesday (or, if such day is not a Domestic Business Day, the next succeeding Domestic Business Day), a report setting forth for each day (a "Census Measurement Day") during the seven-day period ending on the day preceding such report the 10-day moving average of the daily census in (1) its hospitals (the "Hospital Daily Census") and (2) its nursing homes (the "Nursing Homes Daily Census") (all such calculations to be made in a manner consistent with Vencor's historical practices in compiling and reporting such data); and

        (vii) for each month (with sufficient copies for each Lender) a copy of Vencor's monthly management operating report (including financial statements) for such month, to be in substantially the same format and level of detail as the prior period report delivered to the Agents in connection with the negotiation of Waiver No. 2 (with such exclusions and variations as the Agents may approve) and to be delivered within 45 days after the end of such month if it is the last month of a fiscal quarter and in all other cases within 30 days after the end of such month.

     (b) For each Census Measurement Day, the Hospital Daily Census shall be no less than 2,500 and the Nursing Home Daily Census shall be no less than 29,000.

     Section 6. Miscellaneous Other Provisions. (a) The rights of each Lender Party pursuant to clause (ii) of Section 12.03(a) of the Credit Agreement shall be determined without giving effect to this Waiver No. 3 or the Prior Waivers. Without limiting the generality of Section 12.03(a), the Borrower agrees that it will pay on demand all statements for fees and expenses (which may include amounts on account) of any financial, accounting or valuation advisers or special counsel retained by the Agents or the steering committee for the Lenders, as well as all out-of-pocket expenses incurred by either Agent or any member of the steering committee in connection with it acting as such.

     (b) The right of the Borrower pursuant to Section 12.06(c) to consent to any Assignee and the related assignment shall be determined without giving effect to this Waiver No. 3, and any Assignee and the related assignment shall always (including any time after expiration of the Waiver Period) be subject to the consent of the Administrative Agent regardless of whether any Event of Default has occurred and is continuing.

     (c) The amount specified in Section 9.02(k) of the Credit Agreement was permanently reduced from $20,000,000 to $1,000,000 pursuant to Waiver No. 2.

     (d) The Documentation Agent, in its capacity as Leasehold Mortgagee with respect to the Master Lease Agreements, is authorized and directed to confirm that the provisions of the May 8 Amendment No. 2 to the Second Standstill Agreement between Vencor and Ventas, bearing on certain cure rights of the Vencor Companies under the Master Lease Agreements, shall neither shorten nor extend the cure period for the Leasehold Mortgagee pursuant to Section 22.4 of the Master Lease Agreements.

     Section 7. Lapse of Waiver. Vencor agrees that its failure to comply with any provision of this Waiver No. 3 (which shall include the failure, for whatever reason, of the Hospital Daily Census or the Nursing Home Daily Census to be at or above the applicable level specified in Section 5(b)) shall cause the waivers granted hereby to cease to be in effect (i) in the case of clauses
(i) through (v) of Section 5(a), if such failure continues for one Domestic Business Day (without the requirement of any notice from the Administrative Agent or any Lenders), (ii) in the case of clause (vii) of Section 5(a), if such failure continues for more than five days after notice from the Administrative Agent given at the direction of the Required Basic Lenders and (iii) in all other cases, immediately and without the requirement of any prior notice from or further action on the part of any Lender or the Agents.

     Section 8. Representations Correct; No Default. Vencor represents and warrants that, except as expressly waived hereby, on and as of the date hereof
(i) the representations and warranties contained in the Credit Agreement are true as though made on and as of the date hereof and (ii no Default has occurred and is continuing. Vencor further represents and warrants that:

     (a) the financial statements in the 1998 10-K fairly present in all material respects, in conformity with generally accepted accounting principles, the consolidated financial position of Vencor and its consolidated subsidiaries at the end of such year and their consolidated results of operations and cash flows for such year;

     (b) the financial statements in the 1st Quarter 10-Q fairly present in all material respects, in conformity with generally accepted accounting principles (subject to normal year-end adjustments and the absence of footnotes), the consolidated financial position of Vencor and its consolidated subsidiaries at the end of such quarter and their consolidated results of operations for such quarter; and

     (c) the information (other than projections and forecasts) included in the May 20 Meeting Materials, when taken as a whole together with the other Disclosure Materials, is true and accurate in all material respects or based on reasonable estimates, and not incomplete by omitting to state any fact necessary to make such information, when taken as a whole together with the other Disclosure Materials, not misleading in any material respect in light of the circumstances under which such information was provided. The projections and forecasts included in the May 20 Meeting Materials were based on reasonable assumptions and, when prepared, represented a reasonable estimate of the future performance of the Vencor Companies (subject to any express disclaimers set forth in the May 20 Meeting Materials).

     Section 9. Counterparts; Effectiveness. (a) This waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (b) This Waiver No. 3 shall become effective as of the date hereof when the Documentation Agent shall have received duly executed counterparts hereof signed by Vencor, the Borrower and the Required Basic Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Documentation Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender).

     (c) Promptly after this Waiver No. 3 has become effective, the Borrower shall pay to the Administrative Agent, in immediately available funds, for the account of each Basic Lender that has evidenced its agreement hereto as provided in Section 9(b) by 5:00 P.M. (Eastern time) on the later of (i) May 27, 1999 and
(ii) the date the Documentation Agent issues a notice to the Basic Lenders saying that this Waiver No. 3 has become effective, a waiver fee in an amount equal to 0.10% of the sum of (A) the Revolving Credit Commitment of such Lender and (B) the aggregate outstanding principal amount of the Facility A Loans of such Lender (as at the opening of business on the date hereof).

     (d) Except as expressly set forth herein, the waivers contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Each of Vencor and the Borrower understands and accepts the interim nature of the waivers provided hereby, and agrees that no failure or delay by the Lender Parties, or any of them, in exercising any right, power or privilege under this Waiver No. 3, either Prior Waiver or any Financing Document, or any other action taken or not taken or statement made during the period that either Prior Waiver was in effect or this Waiver No. 3 is in effect shall operate as a waiver thereof or obligate any Lender Party to agree to an extension of the waivers granted hereby or any other waivers, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of thereof or of any other right, power or privilege. The waivers set forth in clauses (iv) and (v) of Section 2(a) are solely for the purpose of clarifying the ability of the Borrower during the Waiver Period, subject to the terms hereof, to continue to have available to it Revolving Credit Loans, Swingline Loans and Additional Letters of Credit, and do not constitute a waiver, release or other diminution of any claim, cause of action or other right that any Lender Party may have against any Person on account of or in any way based on any representation and warranty made under any Financing Document having been incorrect in any respect when made or deemed made, all of which claims, causes of action and other rights are expressly preserved.

     Section 10. Governing Law. THIS WAIVER NO. 3 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

                    VENCOR OPERATING, INC.


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    VENCOR, INC.


                    By
                       ------------------------------------------------
                         Name:
                         Title:



                    LENDERS
                    -------

                    MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK

                    By
                       ------------------------------------------------
                         Name:
                         Title:



                    NATIONSBANK, N.A.


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    PARIBAS


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    THE BANK OF NOVA SCOTIA


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    CREDIT LYONNAIS NEW YORK BRANCH


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    CREDIT SUISSE FIRST BOSTON


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    FLEET NATIONAL BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         NEW YORK BRANCH


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    PNC BANK, NATIONAL ASSOCIATION


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    SOCIETE GENERALE


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    TORONTO-DOMINION (TEXAS), INC.


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    WACHOVIA BANK, N.A.


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    ABN AMRO BANK N.V.


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    BANK ONE, KENTUCKY, NA


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    COMERICA BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    DEUTSCHE BANK AG, NEW YORK BRANCH
                         AND/OR CAYMAN ISLANDS BRANCH


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    NATIONAL CITY BANK OF KENTUCKY


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    BANK OF AMERICA NT & SA


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    THE BANK OF NEW YORK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    U.S. BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    BANK AUSTRIA CREDITANSTALT
                         CORPORATE FINANCE, INC.


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    FIRSTAR BANK, N.A.


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    AMSOUTH BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    FIRST AMERICAN NATIONAL BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    FIRST UNION NATIONAL BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    THE LONG-TERM CREDIT BANK OF JAPAN,
                         LIMITED


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    BANK OF LOUISVILLE


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    FIFTH THIRD BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    MICHIGAN NATIONAL BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:



                    THE FIRST NATIONAL BANK OF CHICAGO


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    GENERAL ELECTRIC CAPITAL
                         CORPORATION


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    HIBERNIA NATIONAL BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    THE SUMITOMO BANK LIMITED


                    By
                       ------------------------------------------------
                         Name:
                         Title:

                    SUMMIT BANK


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    UNION BANK OF CALIFORNIA


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    FIRST DOMINION FUNDING I


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    GOLDMAN SACHS CREDIT PARTNERS LP


                    By
                       ------------------------------------------------
                         Name:
                         Title:


                    VAN KAMPEN AMERICAN CAPITAL SENIOR
                 INCOME TRUST

                    By
                       ------------------------------------------------
                         Name:
                         Title: